UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2021

Instadose Pharma Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333- 216292	81-3599639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Crossways Blvd., Suite 250 Chesapeake, Virginia 23320-0210
(Address of Principal Executive Offices) (Zip Code)

(800) 542-8715

 (Registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2021, Instadose Pharma Corp. (the “Company”) entered into an executive employment agreement (the “Agreement”) with the Company’s President, Terry Wilshire, effective as of April 15, 2021 (the “Executive”), pursuant to which Mr. Wilshire will continue to serve in such position. Pursuant to the terms of the Agreement, the employment of Executive terminates on December 31, 2021, but the term automatically extends year to year thereafter unless earlier terminated by either party not later than thirty (30) days prior to December 31st.

In consideration therefore, Executive will be paid a base salary of $8,000 per month. Said base salary shall not be decreased without his prior written consent. Executive will also receive a $600 car allowance (together with the monthly salary, the “Base Salary”).

Upon termination by Executive of his employment for good reason or by the Company for any reason other than for “cause”, the Executive shall be entitled to his Base Salary through the end of the applicable term of the Agreement. Cause is defined in the Agreement as, among others, any act or omission that constitutes a material breach which is not cured following notice by the Company and the willful and continued refusal of Executive to satisfactorily perform his duties, which failure continues after notice and the conviction of any felony or crime involving dishonesty.

The Employment Agreement contains customary confidentiality provisions during and after the term of employment of Executive. Executive also agreed that during the term of his employment with the Company and for one year thereafter he will not engage in any business which competes with the business of the Company.

The above description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Executive Employment Agreement, which is attached here to as Exhibit 10.1 to this Current Report on Form 8-K.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement, dated March 30, 2021, by and between Instadose Pharma Corp. and Terry Wilshire.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instadose Pharma Corp.

April 15, 2021	By:	/s/ Terry Wilshire
Terry Wilshire
President

3